UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 8, 2021
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 8, 2021, Cornerstone OnDemand, Inc. (the “Company”) held the 2021 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were holders of 55,957,418 shares of the Company’s common stock, representing 84.55% of the voting power of the shares of the Company’s common stock outstanding as of April 16, 2021, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2021 (the “Proxy Statement”).
Proposal 1 – Election of Directors.
The following nominees were elected as directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nancy Altobello	47,784,838	934,085	7,238,495
Felicia Alvaro	47,879,219	839,704	7,238,495
Robert Cavanaugh	48,341,071	377,852	7,238,495
Dean Carter	47,674,845	1,044,078	7,238,495
Richard Haddrill	48,417,669	301,254	7,238,495
Adam L. Miller	48,152,128	566,795	7,238,495
Joseph Osnoss	48,342,287	376,636	7,238,495
Philip S. Saunders	48,417,586	301,337	7,238,495
Steffan C. Tomlinson	48,315,622	403,301	7,238,495
Sara Martinez Tucker	47,889,248	829,675	7,238,495
Proposal 2 – Advisory Vote on the Compensation of Named Executive Officers.
The compensation of the Company’s named executive officers was approved, on an advisory basis, by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,618,550	2,022,332	78,041	7,238,495
Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm.
The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Abstentions
55,148,407	794,834	14,177

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Adam Weiss
Adam Weiss
Chief Administrative Officer & General Counsel
Date: June 10, 2021